UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 18, 2018 (June 14, 2018)

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	001-34374
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North

Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 373-0200

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

Arlington Asset Investment Corp. (the “Company”) held its annual meeting of shareholders on June 14, 2018.  At the annual meeting, the shareholders voted on (i) the election of Eric F. Billings, Daniel J. Altobello, Daniel E. Berce, David W. Faeder, Peter A. Gallagher, Ralph S. Michael, III, Anthony P. Nader, III and J. Rock Tonkel, Jr. to the Company’s Board of Directors for one-year terms expiring at the 2019 annual meeting of shareholders, (ii) a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018, (iii) a proposal to approve, on an advisory (non-binding) basis, the Company’s executive compensation, and (iv) a proposal to ratify the First Amendment to the Company’s Shareholder Rights Plan.  The shareholders elected all eight nominees for director, approved the ratification of the appointment of PricewaterhouseCoopers LLP, approved, on an advisory basis, the Company’s executive compensation and approved the ratification of the First Amendment to the Company’s Shareholder Rights Plan.

The full results of the matters voted on at the annual meeting are set forth below:

Proposal No. 1 — Election of Directors:

Nominee for Director	For	Against	Abstain	Broker Non-Votes
Eric F. Billings	10,472,592	544,923	109,154	14,959,520
Daniel J. Altobello	10,486,526	547,970	92,173	14,959,520
Daniel E. Berce	10,564,554	452,592	109,523	14,959,520
David W. Faeder	10,547,986	474,425	104,258	14,959,520
Peter A. Gallagher	10,469,566	545,224	111,879	14,959,520
Ralph S. Michael, III	10,495,415	541,027	90,227	14,959,520
Anthony P. Nader, III	9,962,965	1,057,642	106,062	14,959,520
J. Rock Tonkel, Jr.	10,523,809	510,941	91,919	14,959,520

Proposal No. 2 — Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
25,186,935	550,392	348,862	0
*	No broker non-votes arose in connection with Proposal No. 2, due to the fact that the matter was considered “routine” under NYSE rules.

Proposal No. 3 — Advisory Vote on Executive Compensation:

For	Against	Abstain	Broker Non-Votes
8,312,320	2,449,754	364,595	14,959,520

Proposal No. 4 — Ratification of the First Amendment to the Company’s Shareholder Rights Plan:

For	Against	Abstain	Broker Non-Votes
9,967,571	714,494	444,604	14,959,520

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.
Date: June 18, 2018	By:/s/ D. Scott Parish Name:D. Scott Parish Title:Senior Vice President, Chief Administrative Officer and Corporate Secretary